UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Apollo Endosurgery, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications from Apollo Endosurgery, Inc., a Delaware corporation (the “Company”), relating to the Agreement and Plan of Merger, dated November 29, 2022, by and among the Company, Boston Scientific Corporation, a Delaware corporation, and Textile Merger Sub, Inc., a Delaware corporation, and the proposed transactions thereunder:

•	CEO Employee Email

•	Key Messages and Master FAQ

•	Email to Suppliers

Each item above was first used or made available on November 29, 2022.

CEO Employee Email

Hello Apollo,

Today we are announcing that Apollo Endosurgery has entered into a definitive agreement to be acquired by Boston Scientific. A copy of the press release can be found here.

This is very big news for the company and for all of us at Apollo. Ever since Apollo Endosurgery was founded more than fifteen years ago, the company’s mission has been to transform patient care by developing innovative, minimally invasive endoscopic devices. Going forward, we will now have a strong strategic partner in Boston Scientific and I am personally very excited that Apollo’s differentiated portfolio will reach even more patients and expand into additional markets by joining Boston’s therapeutic endoscopy business.

We expect the transaction to be completed in the first half of 2023, subject to customary closing conditions including approval by a majority of Apollo’s stockholders and applicable regulatory approval. When the transaction closes, Apollo Endosurgery will become part of Boston Scientific’s Endoscopy business unit.

I understand that you will have many questions upon hearing this news. Please join me as well as leaders from Boston Scientific’s Endoscopy business for an All Hands Zoom call today at 9:00 Central US time.

Best regards,

Chas

Legal Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions (as defined below), are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the transactions contemplated in the definitive merger agreement by and among Apollo, Boston Scientific and the other party related thereto (the “Merger Agreement” and such transactions, collectively, the “Contemplated Transactions”) in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to the Company’s products; outcomes of clinical studies related to the Company’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to the Company’s products or related procedures; coverage and reimbursement decisions by private or government payors; the Company’s ability to support the adoption of its products and broaden its product portfolio; the potential size of the Company’s addressable markets; the execution of the Company’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings, when available, are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), Apollo intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.

Key Messages and Master FAQ

Announcement of Apollo Endosurgery Acquisition

By Boston Scientific

Key Messages and Master FAQ

Key Messages

•

Apollo Endosurgery and Boston Scientific have announced that the companies entered into a definitive agreement for Boston Scientific to acquire Apollo Endosurgery, a publicly traded medical technology company primarily focused on the design, development and commercialization of next-generation, less invasive medical devices to advance gastrointestinal endoscopy for both bariatric and therapeutic gastrointestinal procedures.

•	Upon the completion of the transaction, the Apollo Endosurgery business will become part of the existing Boston Scientific Endoscopy business unit.

•

We anticipate that the addition of the Apollo Endosurgery portfolio into the Boston Scientific endoluminal surgery (ELS) portfolio will expand access to Apollo Endosurgery’s clinically differentiated products for gastroenterologists and surgeons and improve healthcare for the patients they serve. The addition of the Apollo Endosurgery portfolio will support Boston Scientific’s growth strategy in ELS while expanding access to endobariatric procedures.

•

Apollo Endosurgery stockholders will receive cash consideration of $10.00 per share, corresponding to a total enterprise value of approximately $615 million[1]. We expect to complete the transaction in the first half of 2023.

•

The acquisition is subject to the satisfaction of customary closing conditions, including approval by Apollo Endosurgery’s stockholders and applicable regulatory approvals. Therefore, until the acquisition is completed, our businesses will remain separate and independent. Apollo remains focused on delivering respective business commitments and serving the needs of customers and patients. A cross functional team with representation from other Boston Scientific and Apollo Endosurgery employees will be put in place to plan for the integration of the companies, to be implemented after the closing.

•	The integration team will facilitate communications, and no direct contact between Boston Scientific and Apollo Endosurgery employees should be made outside of integration team efforts.

[1]

Enterprise value based on 41.7 million common shares outstanding, 12.3 million warrants outstanding, conversion of outstanding convertible debt, and vesting of shares under Apollo’s equity incentive plans for a total fully diluted share count of approximately 64.8 million shares, implying $648 million for 100% of the fully diluted equity, minus approximately $33 million net cash as of September 30, 2022

STRATEGIC RATIONALE/OVERVIEW

What is the strategic rationale for the acquisition of Apollo Endosurgery by Boston Scientific?

•

One of Boston Scientific’s core strategies is expanding access to devices for endoluminal surgery (ELS), as ELS provides patients with treatment options that are less invasive than traditional surgery and innovation in this field is growing.

•

Apollo Endosurgery’s products are expected to benefit from synergies with Boston Scientific’s deep product portfolio in endoscopy and extensive global commercial resources, thereby allowing more hospitals, physicians and patients to benefit from Apollo Endosurgery’s ground-breaking technologies.

•

Apollo Endosurgery’s OverStitch® Endoscopic Suturing System, OverStitch Sx™ Endoscopic Suturing System and X-Tack® Endoscopic HeliX Tacking System are well positioned for future growth in the Boston Scientific portfolio of therapeutic endoscopy products.

•

In addition, with the recent indication expansion for bariatric procedures in the U.S. for Apollo ESG™ and Apollo REVISE™ Systems, bariatric label expansion in the EU for OverStitch and OverStitch Sx, and the previously approved Orbera® Intragastric Balloon, the acquisition of Apollo Endosurgery provides an opportunity for expansion into endobariatric applications that are managed by both GI endoscopists and surgical endoscopists.

FINANCIALS/DEAL TERMS/PROCESS

What are the terms of the acquisition?

•

Boston Scientific is acquiring Apollo Endosurgery for a cash price of $10.00 per share, which translates to a total enterprise valuation of approximately $615 million, or a multiple of approximately 8.6 times Apollo Endosurgery sales over the past four quarters.

•	The purchase price represents a 67% premium to Apollo’s closing share price on November 28, 2022 and to the weighted average share price of Apollo’s common stock over the past three months.

When will the deal close?

•	The transaction is anticipated to close in the first half of 2023, subject to customary closing conditions.

BOSTON SCIENTIFIC AND APOLLO ENDOSURGERY/PORTFOLIO OVERVIEW

Can you tell me about Boston Scientific?

•

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for more than 40 years, they advance science for life by providing a broad range of high performance solutions across endoscopy, cardiology, neuromodulation and urology that address unmet patient needs and reduce the cost of healthcare.

•	The Boston Scientific Endoscopy business comprises a wide range of minimally invasive devices for diagnosing and treating gastrointestinal diseases and airway conditions.

•

Boston Scientific is committed to developing new technologies in collaboration with GI physicians to improve patient outcomes through greater procedural efficiency and less-invasive diagnostic and therapeutic options.

What products will Boston Scientific acquire from Apollo Endosurgery upon closing?

•	Boston Scientific will acquire the entire portfolio of Apollo Endosurgery products.

Where will Apollo Endosurgery fit into the Boston Scientific structure and who will lead it?

•	After closing of the transaction, the Apollo Endosurgery products will become part of Boston Scientific’s broader endoscopy business unit.

•

A team will be assembled to develop plans to integrate Apollo Endosurgery into the Boston Scientific Endoscopy business and Endoluminal Surgery franchise. These plans will be finalized over the coming weeks and months ahead and will be implemented only after the closing of the transaction. In the meantime, Apollo Endosurgery will continue to run its business independently.

How does the Apollo Endosurgery product portfolio complement the existing Boston Scientific portfolio?

•	The Apollo Endosurgery portfolio fits with Boston Scientific’s existing call point, GI endoscopists, as well as growing call points in surgical endoscopy and bariatric surgery.

EMPLOYEE FAQs

Will Apollo Endosurgery employees become Boston Scientific employees?

•	Upon the closing of the transaction, Apollo Endosurgery employees will become Boston Scientific employees.

Are there plans to consolidate Apollo Endosurgery sites into Boston Scientific sites? Will we keep the Austin, TX office? What are the plans for Apollo’s manufacturing plant in Coyol?

•	The integration team will evaluate the needs of the combined organizations during the integration process. As details are finalized through the integration planning, we will keep teams informed.

•	Integration implementation will begin only upon closing of the transaction, expected to occur in the first half of 2023.

What are the plans for the leadership of Apollo Endosurgery?

•

A team will be assembled to commence integration planning to incorporate the Apollo Endosurgery employees into Boston Scientific, which will be implemented after closing of the transaction. We expect this to be a collaborative process.

What are the plans for integration?

•

A team will be assembled to commence integration planning to incorporate the Apollo Endosurgery employees into Boston Scientific, which will be implemented after closing of the transaction. We expect this to be a collaborative process.

•	Our guiding principle throughout this integration is to ensure that we prioritize patients and customers, as well as our commitment to quality, innovation and operational excellence.

Will there be any reductions in force among employees?

•

Apollo Endosurgery has strong talent and important capabilities across its organization. It will be important to retain key talent and capabilities to ensure the future success of the acquired Apollo Endosurgery products. As is common during acquisitions, there will be an integration process to evaluate and better understand the business and ensure a successful integration. As details are finalized through integration planning, we will keep teams informed, and we appreciate the continued focus by all employees to continue to serve customers and patients.

Will my role change, and if so when?

•	There are no plans to change employee roles between now and the closing of the transaction, expected to occur in the first half of 2023.

Will my reporting relationship change?

•

The existing management and reporting structure will remain in place from now until the closing of the transaction. The integration team will evaluate the future management structure required to support the combined organization after closing of the transaction.

Will Apollo Employees be eligible for commission and/or bonuses earned for 2022 under the Corporate Bonus Plan?

•

Apollo Endosurgery will continue to be an independent company until the closing of the transaction, which we expect to occur in the first half of 2023. As an organization, we need to continue to deliver on our 2022 objectives for the business. If our business achieves its 2022 business objectives, we anticipate paying annual bonuses consistent with the 2022 Corporate Bonus Plan.

•	Sales commission plans will remain in effect and be on substantially the same terms until the acquisition closes.

What will happen to my Apollo Endosurgery compensation and benefits?

•	In the period between now and the close of the transaction, your compensation and benefits continue as normal and you will be paid through your regular payroll process.

What will happen to Apollo Endosurgery’s employees’ equity grants?

•

In connection with the closing of the transaction, equity incentive awards previously granted to Apollo Endosurgery employees that are outstanding and unvested immediately prior to the closing, including both stock options and restricted stock units (RSUs), will vest in full at the closing. Each vested award will be converted into the right to receive a cash payment based on the number of shares subject to the award and a share price of $10 per share, less, for any stock option, the exercise price. This payment will be made through Apollo Endosurgery’s payroll within 30 days after the closing of the transaction and be subject to applicable tax withholdings.

Can our sales team discuss the acquisition or Boston Scientific products with customers?

•	Apollo Endosurgery employees should not promote or discuss Boston Scientific products with customers before the closing of the transaction and any required training.

•	At the appropriate time, a commercial integration team will develop a go-forward strategy for the sales organization.

What should I say to a customer who asks about the Boston Scientific acquisition?

•	Here’s a basic talk track to use with customers who inquire about the deal:

•	We are excited about the definitive agreement between Boston Scientific and Apollo Endosurgery.

•	This is an important step forward to expand customer and patient access to Apollo Endosurgery’s portfolio of innovative technologies.

•

We anticipate that the addition of Apollo Endosurgery devices to the Boston Scientific ELS portfolio will provide clinically differentiated options to gastroenterologists, surgeons and the patients you serve.

•	Boston Scientific and Apollo Endosurgery will continue to operate as separate companies until the transaction is completed, which we expect to occur in the first half of 2023.

•

Our guiding principle throughout the integration of Apollo Endosurgery into Boston Scientific will be to ensure that we prioritize patients and customers, as well as our commitment to quality and excellence.

•	I look forward to sharing more after the transaction has closed.

Can I contact the Boston Scientific representative in my area?

•

No, this announcement does not represent closing of the transaction. In the period between now and the close of the transaction, Boston Scientific and Apollo Endosurgery will continue to operate as separate companies. No Apollo Endo confidential information can be shared with Boston Scientific outside the formal integration planning process.

•	Upon the closing of the transaction (expected to occur in the first half of 2023), we will be able to provide more direction.

When will the full Apollo Endosurgery portfolio be available for sale by Boston Scientific?

•

In the period between now and the close of the transaction, Boston Scientific and Apollo Endosurgery will continue to operate as separate companies, and Apollo Endosurgery products will continue to be sold through their existing sales channels.

•	Following the closing of the transaction, the companies will implement integration plans to bring our sales organizations together to more broadly and collaboratively sell Apollo Endosurgery products.

Legal Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions (as defined below), are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the transactions contemplated in the definitive merger agreement by and among Apollo, Boston Scientific and the other party related thereto (the “Merger Agreement” and such transactions, collectively, the “Contemplated Transactions”) in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to the Company’s products; outcomes of clinical studies related to the Company’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to the Company’s products or related procedures; coverage and reimbursement decisions by private or government payors; the Company’s ability to support the adoption of its products and broaden its product portfolio; the potential size of the Company’s addressable markets; the execution of the Company’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings, when available, are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), Apollo intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.

Email to Suppliers

Dear [Supplier],

As a valued supplier of Apollo Endosurgery, I want to personally inform you that Apollo Endosurgery and Boston Scientific announced a definitive agreement whereby Apollo Endosurgery portfolio will be acquired by Boston Scientific.

The acquisition includes the full Apollo Endosurgery product portfolio encompassing devices used during endoluminal surgery (ELS) procedures to close gastrointestinal defects, manage gastrointestinal complications and offer weight loss treatment for patients with obesity. We believe the combination of our two portfolios will provide physicians with a more comprehensive suite of solutions for endoluminal closure of defects across various sizes and complexities.

Please note that the acquisition is subject to customary closing conditions, including regulatory approvals. We expect to close the transaction in the first half of 2023. In the meantime, Apollo Endosurgery and Boston Scientific will continue to operate as independent companies.

It’s critically important that we ensure continuity of our product supply, quality and service to our customers and patients around the world. At this time, there is no change to current ordering and payment processes or procurement contacts.

We will keep you informed of any changes. In the meantime, if you have any questions regarding this announcement, please contact [                    ].

Thank you for being a valued supply chain partner. We appreciate your support and look forward to our continued collaboration.

Sincerely,

John Molesphini

Executive Vice President, Operations

Apollo Endosurgery, Inc.

Legal Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions (as defined below), are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the transactions contemplated in the definitive merger agreement by and among Apollo, Boston Scientific and the other party related thereto (the “Merger Agreement” and such transactions, collectively, the “Contemplated Transactions”) in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to the Company’s products; outcomes of clinical studies related to the Company’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to the Company’s products or related procedures; coverage and reimbursement decisions by private or government payors; the Company’s ability to support the adoption of its products and broaden its product portfolio; the potential size of the Company’s addressable markets; the execution of the Company’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings, when available, are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), Apollo intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.